Exhibit 32.2
CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

The undersigned, Mark L. Hall, the Chief Financial Officer of Smithfield Foods, Inc. (the “Company”), pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certifies that, to the best of his knowledge:
(1) the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended September 27, 2026 (the “report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) the information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                            /s/ Mark L. Hall
                            Mark L. Hall
                            Chief Financial Officer
Date: October 27, 2026

This certification is being furnished to the SEC with this report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by such Act, be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liability of that section.